GREAT-WEST FUNDS, INC.

(“Great-West Funds”)

Supplement dated November 28, 2018 to the Statement of Additional Information for Great-West Funds, Inc., dated

April 30, 2018, as supplemented (“SAI”).

Effective October 1, 2018, under the “T. Rowe Price Associates, Inc.” header on page 73 of the SAI, the table immediately following the second paragraph is hereby deleted in its entirety and replaced with the following:

Annual Fee Rate	Assets
0.475%	First $50 million
0.425%	Next $50 million
0.375%	Reset at $100 million
0.325%	Reset at $200 million
0.30%	Reset at $500 million
0.275%	Over $500 million
0.275%	Reset at $1 billion
0.25%	Reset at $1.5 billion

This Supplement must be accompanied by or read in conjunction with the Statement of Additional

Information, dated April 30, 2018.

Please keep this Supplement for future reference.